Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value
CLO Debt ⁽⁴⁾ ⁽⁵⁾
Structured Finance
1988 CLO 1 Ltd.	Secured Note - Class E, 12.48% (3M SOFR + 8.05%, 10/15/2037)	09/23/22	$2,286,000	$2,061,729	$2,143,811	0.40%
1988 CLO 2 Ltd.	Secured Note - Class E, 13.09% (3M SOFR + 8.27%, 04/15/2038)	02/08/23	2,286,000	2,126,194	2,069,516	0.39%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 11.63% (3M SOFR + 7.00%, 04/15/2035)	03/18/22	4,450,000	4,103,063	3,827,890	0.72%
Barings CLO Ltd. 2022-II	Secured Note - Class E, 12.50% (3M SOFR + 7.84%, 07/15/2035)	06/21/22	1,080,000	1,069,560	1,006,884	0.19%
Canyon CLO 2022-1, Ltd.	Secured Note - Class A, 5.96% (3M SOFR + 1.33%, 04/15/2035)	03/13/23	6,000,000	5,815,024	5,868,600	1.11%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 10.79% (3M LIBOR + 6.00%, 04/15/2034)	02/02/21	1,250,000	1,239,314	1,101,625	0.21%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class D, 8.06% (3M SOFR + 3.40%, 04/15/2035)	03/15/22	850,000	848,725	764,575	0.14%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 11.60% (3M LIBOR + 6.80%, 04/19/2029)	02/23/18	2,450,000	2,404,044	1,828,435	0.35%
CIFC Funding 2022-I, Ltd.	Secured Note - Class E, 11.06% (3M SOFR + 6.40%, 04/17/2035)	01/27/22	1,700,000	1,700,000	1,526,260	0.29%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 12.29% (3M LIBOR + 7.50%, 01/15/2031)	11/28/17	1,095,000	1,059,658	835,595	0.16%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R, 10.63% (3M LIBOR + 5.84%, 01/16/2026)	01/18/18	2,867,335	-	287	0.00%
Great Lakes CLO 2014-1, Ltd.	Secured Note - Class C-R, 7.49% (3M LIBOR + 2.70%, 10/15/2029)	01/31/22	5,000,000	4,995,220	4,910,000	0.93%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2, 6.61% (3M LIBOR + 1.80%, 07/21/2031)	10/21/21	10,310,000	10,305,320	9,830,584	1.86%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.06% (3M LIBOR + 8.27%, 07/18/2031) ⁽⁶⁾	05/17/18	801,015	767,899	227,809	0.04%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class C, 7.54% (3M LIBOR + 2.75%, 07/18/2031)	03/13/23	2,550,000	2,280,078	2,304,180	0.43%
Marathon CLO VII Ltd.	Secured Note - Class D, 10.20% (3M LIBOR + 5.40%, 10/28/2025) ⁽⁶⁾	02/08/18	3,160,226	1,237,669	2,153,378	0.41%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 11.23% (3M LIBOR + 6.44%, 10/18/2031)	08/14/18	4,150,000	4,090,116	2,829,885	0.53%
Marathon CLO XI Ltd.	Secured Note - Class D, 10.31% (3M LIBOR + 5.50%, 04/20/2031)	02/06/18	1,650,000	1,650,000	1,119,360	0.21%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 12.64% (3M LIBOR + 7.85%, 07/15/2030)	07/05/18	900,000	853,299	659,250	0.12%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 11.54% (3M LIBOR + 6.75%, 10/15/2034)	08/27/21	762,500	762,500	650,413	0.12%
OZLM XXII, Ltd.	Secured Note - Class D, 10.09% (3M LIBOR + 5.30%, 01/17/2031)	02/05/18	900,000	897,746	691,920	0.13%
Regatta X Funding Ltd.	Secured Note - Class D, 7.54% (3M LIBOR + 2.75%, 01/17/2031)	06/02/22	1,850,000	1,775,951	1,704,960	0.32%
RR 3 Ltd.	Secured Note - Class C-R2, 7.29% (3M LIBOR + 2.50%, 01/15/2030)	10/27/21	875,000	866,755	778,750	0.15%
Signal Peak CLO 5, Ltd.	Secured Note - Class D, 7.47% (3M LIBOR + 2.65%, 04/25/2031)	10/28/21	2,300,000	2,281,050	2,100,130	0.40%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 11.80% (3M LIBOR + 7.01%, 04/15/2032)	03/22/19	3,091,000	2,972,662	2,583,767	0.49%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 11.66% (3M SOFR + 7.00%, 01/15/2035)	02/04/22	1,175,000	1,173,531	1,011,793	0.19%
				59,337,107	54,529,657	10.29%
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾
Structured Finance
1988 CLO 1 Ltd.	Income Note (effective yield 6.25%, 10/15/2037) ⁽¹⁰⁾	09/23/22	7,876,000	6,136,192	6,057,155	1.14%
1988 CLO 2 Ltd.	Income Note (effective yield 6.21%, 04/15/2038) ⁽¹⁰⁾	02/08/23	9,334,000	7,107,934	7,174,791	1.35%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, 10/20/2028) ⁽⁹⁾	06/02/16	8,725,000	-	17,450	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 14.24%, 10/25/2038)	09/04/20	9,250,000	6,854,009	4,194,893	0.79%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 11.55%, 07/27/2039)	05/25/21	1,200,000	1,161,657	687,519	0.13%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 20.63%, 04/17/2033)	09/16/20	18,075,000	7,646,652	6,180,740	1.17%
Ares XLI CLO Ltd.	Income Note (effective yield 17.32%, 04/15/2034) ⁽¹⁰⁾	11/29/16	29,388,000	15,229,770	12,236,700	2.31%
Ares XLIII CLO Ltd.	Income Note (effective yield 15.09%, 10/15/2029) ⁽¹⁰⁾	04/04/17	30,850,000	16,234,931	11,988,651	2.26%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 15.09%, 10/15/2029)	11/10/21	1,505,000	728,978	517,962	0.10%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 15.68%, 04/15/2034)	10/06/21	10,000,000	4,191,589	3,272,634	0.62%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 18.57%, 04/15/2030)	10/22/20	8,500,000	4,355,952	2,904,812	0.55%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 17.18%, 01/15/2035)	08/17/21	6,175,000	4,395,893	3,698,517	0.70%
Ares LI CLO Ltd.	Income Note (effective yield 18.68%, 07/15/2034) ⁽¹⁰⁾	01/25/19	13,353,849	8,835,908	7,399,323	1.40%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 19.70%, 04/15/2035)	01/26/23	15,875,000	13,017,500	12,150,745	2.29%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 16.96%, 04/18/2034)	04/29/21	9,100,000	7,083,621	5,633,247	1.06%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 21.94%, 10/25/2034) ⁽¹⁰⁾	09/24/21	1,500,000	1,065,407	856,986	0.16%
Barings CLO Ltd. 2018-I	Income Note (effective yield 10.15%, 04/15/2031) ⁽¹⁰⁾	02/23/18	20,808,000	11,734,740	7,100,346	1.34%
Barings CLO Ltd. 2019-I	Income Note (effective yield 19.58%, 04/15/2035) ⁽¹⁰⁾	02/12/19	13,085,000	9,321,388	8,096,390	1.53%
Barings CLO Ltd. 2019-II	Income Note (effective yield 19.61%, 04/15/2036) ⁽¹⁰⁾	03/15/19	16,150,000	10,358,664	8,554,497	1.61%
Barings CLO Ltd. 2020-I	Income Note (effective yield 34.07%, 10/15/2036) ⁽¹⁰⁾	09/04/20	5,550,000	2,816,458	3,655,448	0.69%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 20.35%, 07/15/2034)	09/07/22	9,250,000	7,210,647	6,822,009	1.29%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 17.95%, 01/18/2035)	11/17/21	2,000,000	1,589,916	1,329,884	0.25%
Barings CLO Ltd. 2022-I	Income Note (effective yield 23.75%, 04/15/2035) ⁽¹⁰⁾	03/18/22	7,500,000	5,941,983	6,026,473	1.14%
Barings CLO Ltd. 2022-II	Income Note (effective yield 32.08%, 07/15/2072) ⁽¹⁰⁾	06/21/22	10,800,000	4,100,494	5,198,789	0.98%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 13.19%, 04/20/2034)	08/17/21	4,750,000	4,061,547	3,053,531	0.58%
Battalion CLO IX Ltd.	Income Note (effective yield 7.75%, 07/15/2031) ⁽¹⁰⁾	07/09/15	18,734,935	10,617,576	5,651,205	1.07%
Battalion CLO 18 Ltd.	Income Note (effective yield 35.69%, 10/15/2036) ⁽¹⁰⁾	08/25/20	8,400,000	4,531,231	5,101,971	0.96%
Battalion CLO XIX Ltd.	Income Note (effective yield 25.93%, 04/15/2034) ⁽¹⁰⁾	03/11/21	8,600,000	4,902,315	4,698,603	0.89%
Battalion CLO XXIII Ltd.	Income Note (effective yield 23.26%, 07/15/2036) ⁽¹⁰⁾	05/19/22	8,800,000	6,488,437	5,398,726	1.02%
BBAM European CLO II DAC	Subordinated Note (effective yield 14.23%, 10/15/2034) ⁽¹⁰⁾ ⁽¹²⁾	11/05/21	11,460,000	11,643,561	7,920,079	1.49%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 15.37%, 07/15/2035) ⁽¹⁰⁾	07/13/22	12,875,000	11,715,849	10,013,335	1.89%
Bethpage Park CLO, Ltd.	Income Note (effective yield 17.25%, 10/15/2036) ⁽¹⁰⁾	09/24/21	14,750,000	9,317,897	7,561,599	1.43%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, 10/22/2030) ⁽¹¹⁾	10/21/14	23,000,000	6,135,092	1,840,000	0.35%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 34.55%, 07/30/2030)	03/26/20	5,550,000	1,290,375	846,868	0.16%
BlueMountain CLO XXIII Ltd.	Subordinated Note (effective yield 13.46%, 10/20/2031)	02/24/21	6,340,000	4,270,624	2,684,938	0.51%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 29.53%, 04/20/2034)	06/16/20	7,375,000	3,954,741	3,956,685	0.75%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 26.67%, 07/15/2036)	06/23/20	6,525,000	3,898,315	3,566,739	0.67%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, 04/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	11/01/16	34,250,000	16,596,120	7,945,845	1.50%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 12.48%, 07/15/2031)	06/02/16	10,800,000	3,258,283	1,725,132	0.33%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 4.02%, 01/15/2030)	10/13/17	9,000,000	4,585,393	2,302,991	0.43%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 11.87%, 04/20/2031)	03/23/21	4,730,000	2,412,388	1,366,560	0.26%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 14.05%, 01/20/2031)	02/18/21	6,625,000	4,419,800	2,802,119	0.53%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 21.84%, 04/15/2035) ⁽¹⁰⁾	04/13/21	7,005,000	5,274,595	4,985,427	0.94%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 23.38%, 04/15/2034) ⁽¹⁰⁾	02/02/21	13,425,000	7,398,245	7,176,312	1.35%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 15.19%, 04/20/2034)	11/17/21	11,475,000	10,194,673	8,555,440	1.61%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 19.74%, 10/15/2035) ⁽¹⁰⁾	08/11/21	10,400,000	7,514,139	6,809,214	1.29%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 21.67%, 04/15/2035) ⁽¹⁰⁾	03/15/22	8,150,000	6,111,501	5,798,203	1.09%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 10.28%, 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	17,265,625	5,005,397	2,731,373	0.52%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, 01/18/2031) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	$16,033,750	$5,433,643	$2,922,839	0.55%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 2.26%, 10/22/2031)	02/17/15	19,725,000	6,891,732	3,712,736	0.70%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 11.42%, 01/17/2035)	08/05/14	8,457,500	3,297,523	2,201,755	0.42%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, 04/19/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/23/15	9,724,324	2,704,976	1,198,681	0.23%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 18.25%, 10/16/2034)	04/18/19	2,875,000	2,126,270	1,898,489	0.36%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 16.36%, 10/15/2036) ⁽¹⁰⁾	06/07/19	14,000,000	10,184,913	8,756,505	1.65%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 20.24%, 01/15/2035)	02/07/23	12,975,000	9,698,813	8,964,225	1.69%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 31.04%, 07/15/2032) ⁽¹⁰⁾	06/12/20	9,400,000	5,035,450	6,377,813	1.20%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 21.41%, 10/20/2034)	02/07/23	5,500,000	4,279,825	4,284,727	0.81%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 20.29%, 01/15/2034) ⁽¹⁰⁾	12/11/20	7,900,000	5,655,840	5,557,747	1.05%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 18.57%, 07/15/2036) ⁽¹⁰⁾	04/23/21	17,275,000	10,378,977	9,604,320	1.81%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 18.82%, 10/15/2034) ⁽¹⁰⁾	09/22/21	12,200,000	9,232,693	8,621,305	1.63%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 18.69%, 04/17/2037) ⁽¹⁰⁾	01/27/22	12,950,000	10,383,975	9,989,403	1.89%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 15.13%, 07/16/2035) ⁽¹⁰⁾	08/01/22	10,700,000	8,611,435	6,655,072	1.26%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, 01/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/01/15	31,100,000	9,278,419	2,302,981	0.43%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, 10/15/2030) ⁽¹⁰⁾ ⁽¹¹⁾	08/10/17	7,700,000	4,562,674	2,163,740	0.41%
Dryden 53 CLO, Ltd.	Income Note (effective yield 9.18%, 01/15/2031)	11/28/17	7,684,999	3,732,168	2,006,982	0.38%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 29.13%, 04/18/2031)	05/11/20	9,600,000	3,883,843	2,775,112	0.52%
Dryden 66 Euro CLO 2018 B.V.	Subordinated Note (effective yield 0.85%, 01/18/2032) ⁽¹¹⁾ ⁽¹²⁾	11/08/18	1,025,000	733,832	365,675	0.07%
Dryden 68 CLO, Ltd.	Income Note (effective yield 17.71%, 07/15/2049) ⁽¹⁰⁾	05/30/19	14,080,000	9,454,416	7,425,277	1.40%
Dryden 78 CLO, Ltd.	Subordinated Note (effective yield 17.26%, 04/17/2033)	02/04/21	1,000,000	789,224	593,900	0.11%
Dryden 85 CLO, Ltd.	Income Note (effective yield 26.74%, 10/15/2049) ⁽¹⁰⁾	09/17/20	8,610,000	6,214,680	6,244,136	1.18%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 13.53%, 07/20/2034) ⁽¹²⁾	04/23/21	600,000	574,133	351,733	0.07%
Dryden 94 CLO, Ltd.	Income Note (effective yield 23.01%, 07/15/2037) ⁽¹⁰⁾	04/28/22	12,200,000	9,050,795	9,000,668	1.70%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 21.39%, 04/20/2035)	02/15/23	6,200,000	5,037,500	4,846,360	0.91%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 11.81%, 01/20/2030)	06/05/20	6,372,500	2,243,931	1,417,444	0.27%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 21.16%, 01/15/2035)	09/16/22	11,175,000	8,177,873	7,940,487	1.50%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 22.36%, 10/20/2034)	04/27/22	11,250,000	9,002,101	8,718,296	1.65%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 18.35%, 04/17/2030)	03/26/21	7,520,000	4,179,313	3,458,382	0.65%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, 07/18/2031) ⁽¹¹⁾	09/29/17	1,100,000	399,175	110	0.00%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 24.43%, 04/15/2033) ⁽¹⁰⁾	03/08/19	14,550,000	9,438,361	7,891,053	1.49%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 19.75%, 10/15/2034)	05/03/22	6,000,000	4,733,730	4,398,442	0.83%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 27.53%, 10/15/2049)	08/22/16	6,462,500	3,745,653	3,377,905	0.64%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 20.56%, 01/15/2033)	10/30/18	6,327,082	3,911,597	3,191,543	0.60%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 26.18%, 04/25/2032)	09/27/22	8,300,000	5,205,981	5,001,366	0.94%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 16.01%, 02/28/2047)	06/02/16	16,550,000	6,092,877	4,391,255	0.83%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 21.55%, 01/23/2048)	11/16/18	8,744,821	5,119,785	4,622,906	0.87%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 20.67%, 01/19/2034)	04/29/21	2,000,000	1,628,460	1,628,974	0.31%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, 05/13/2028) ⁽¹¹⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, 10/28/2025) ⁽¹¹⁾	10/30/14	10,526,000	52,630	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, 10/18/2031) ⁽¹¹⁾	06/16/15	16,333,000	7,569,557	1,469,970	0.28%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, 11/15/2029) ⁽¹¹⁾	08/09/17	2,550,000	229,500	178,500	0.03%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, 04/20/2031) ⁽¹¹⁾	02/06/18	2,075,000	1,244,409	415,000	0.08%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, 04/18/2031) ⁽¹¹⁾	09/06/18	4,500,000	2,496,890	810,000	0.15%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 17.16%, 04/20/2033) ⁽¹²⁾	05/26/21	1,500,000	1,347,407	909,870	0.17%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	20,572,125	5,983,903	1,482,542	0.28%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 16.34%, 07/15/2030) ⁽¹⁰⁾	03/23/16	13,750,000	4,828,064	3,067,038	0.58%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 15.33%, 07/15/2030) ⁽¹⁰⁾	05/25/16	11,804,048	4,544,549	2,769,079	0.52%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 11.57%, 01/24/2033)	05/05/21	9,875,000	6,662,694	4,002,095	0.76%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 10.28%, 07/25/2030)	05/25/21	1,550,000	970,028	556,453	0.11%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 17.76%, 07/20/2034) ⁽¹⁰⁾	06/19/19	13,500,000	9,250,939	7,151,913	1.35%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 36.00%, 07/15/2036) ⁽¹⁰⁾	06/26/20	10,650,000	4,749,157	5,638,779	1.06%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 17.31%, 10/20/2034)	03/25/22	10,000,000	8,189,085	7,179,521	1.36%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 26.31%, 01/16/2035) ⁽¹⁰⁾	10/06/20	9,250,000	5,274,397	5,491,130	1.04%
Octagon 51, Ltd.	Income B Note (effective yield 16.38%, 07/20/2034)	04/16/21	10,350,000	8,266,158	6,984,254	1.32%
Octagon 55, Ltd.	Subordinated Note (effective yield 15.44%, 07/20/2034)	02/11/22	8,700,000	6,867,974	5,519,718	1.04%
Octagon 58, Ltd.	Income Note (effective yield 21.10%, 07/15/2037) ⁽¹⁰⁾	04/21/22	14,900,000	10,871,922	10,715,556	2.02%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, 08/16/2037) ⁽¹⁰⁾ ⁽¹¹⁾	07/18/17	7,719,320	3,701,380	789,258	0.15%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 13.42%, 12/20/2028)	10/01/21	6,450,000	2,792,690	1,865,025	0.35%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 52.37%, 06/20/2034)	10/01/21	10,126,500	19,985	26,687	0.01%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 101.30%, 06/20/2034)	10/01/21	10,126,500	116,327	240,000	0.05%
Regatta XIX Funding Ltd.	Subordinated Note (effective yield 21.64%, 04/20/2035)	03/15/23	3,500,000	2,905,000	2,935,588	0.55%
Regatta XX Funding Ltd.	Income Note (effective yield 18.24%, 10/15/2034) ⁽¹⁰⁾	08/04/21	11,000,000	7,308,186	6,734,643	1.27%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 17.56%, 10/20/2034)	06/10/22	9,000,000	6,535,732	5,947,613	1.12%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 20.13%, 01/20/2035)	02/14/23	4,300,000	2,881,000	2,818,073	0.53%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 18.60%, 04/20/2034)	06/14/21	10,300,000	7,434,308	5,973,544	1.13%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 15.93%, 10/20/2034)	04/22/22	26,264,625	20,707,778	15,065,486	2.84%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 4.06%, 04/15/2048) ⁽¹⁰⁾	03/28/18	11,370,000	6,161,067	2,625,866	0.50%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 12.47%, 04/15/2049) ⁽¹⁰⁾	03/22/19	8,500,000	5,798,666	2,779,887	0.52%
Taconic Park CLO Ltd.	Subordinated Note (effective yield 0.00%, 01/20/2029) ⁽⁹⁾	01/14/22	10,700,000	372,286	321,000	0.06%
Venture 41 CLO, Limited	Subordinated Note (effective yield 22.30%, 01/20/2034)	11/30/21	3,325,000	2,523,996	1,958,409	0.37%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 16.55%, 01/20/2035)	05/03/22	10,560,000	8,529,148	7,039,760	1.33%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	11,597,500	4,886,880	1,906,455	0.36%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, 07/18/2031) ⁽¹¹⁾	05/05/16	9,681,764	3,004,382	1,452,265	0.27%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, 10/22/2031) ⁽¹¹⁾	12/17/14	11,000,000	4,925,321	2,530,000	0.48%
Wind River 2016-1 CLO Ltd.	Income Note (effective yield 0.00%, 07/15/2028) ⁽⁹⁾ ⁽¹⁰⁾	05/18/16	13,050,000	116,581	1,305	0.00%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
Wind River 2016-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, 07/15/2028) ⁽⁹⁾	05/18/16	$900,000	$-	$90	0.00%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 17.29%, 04/18/2036) ⁽¹⁰⁾	02/02/17	17,700,000	10,216,983	7,850,313	1.48%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 16.54%, 04/15/2035) ⁽¹⁰⁾	08/09/17	23,940,000	14,981,632	11,799,680	2.23%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 13.40%, 07/15/2030) ⁽¹⁰⁾	06/22/18	15,750,000	10,107,289	6,109,409	1.15%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 24.17%, 01/15/2035) ⁽¹⁰⁾	09/20/19	13,470,000	8,361,463	8,012,911	1.51%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 25.90%, 07/20/2035) ⁽¹⁰⁾	06/03/22	8,950,000	6,467,818	6,824,679	1.29%
Zais CLO 3, Limited	Income Note (effective yield 12.25%, 07/15/2031) ⁽¹⁰⁾	04/08/15	16,871,644	6,905,503	2,218,294	0.42%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, 10/15/2028) ⁽¹¹⁾	09/23/16	5,950,000	2,892,174	178,500	0.03%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/03/17	11,600,000	4,520,883	742,361	0.14%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, 04/15/2030) ⁽¹¹⁾	09/11/17	12,777,500	5,500,840	1,022,200	0.19%
Zais CLO 8, Limited	Subordinated Note (effective yield 0.00%, 04/15/2029) ⁽¹¹⁾	10/11/18	750,000	353,539	90,000	0.02%
Zais CLO 9, Limited	Subordinated Note (effective yield 5.71%, 07/20/2031)	10/29/18	3,015,000	1,635,162	556,735	0.11%
				776,079,475	593,868,345	112.10%
Loan Accumulation Facilities ⁽⁴⁾ ⁽⁷⁾ ⁽¹³⁾
Structured Finance
Steamboat XXXII Ltd.	Loan Accumulation Facility	11/22/21	5,829,000	5,829,000	5,829,667	1.10%
Steamboat XXXVII Ltd.	Loan Accumulation Facility	01/20/22	10,422,500	10,422,500	10,429,466	1.97%
Steamboat XXXIX Ltd.	Loan Accumulation Facility	04/13/22	4,817,500	4,817,500	4,792,439	0.90%
Steamboat XLI Ltd.	Loan Accumulation Facility	10/11/22	4,983,750	4,983,750	4,984,843	0.94%
Steamboat XLII Ltd.	Loan Accumulation Facility	09/06/22	1,372,500	1,372,500	1,377,210	0.26%
Steamboat XLIII Ltd.	Loan Accumulation Facility	01/25/23	1,900,000	1,900,000	1,900,069	0.36%
Steamboat XLIV Ltd.	Loan Accumulation Facility	03/21/23	587,500	587,500	587,500	0.11%
Steamboat XLV Ltd.	Loan Accumulation Facility	03/14/23	1,367,500	1,367,500	1,367,624	0.26%
				31,280,250	31,268,818	5.90%

Asset Backed Securities ⁽⁴⁾ ⁽⁵⁾ ⁽⁷⁾
Structured Finance
Autonoria Spain 2022 FT	Note - Class G, 14.90% (1M EURIBOR + 12.00%, 01/31/2040) ⁽¹²⁾	09/14/22	2,700,000	2,694,195	2,928,285	0.55%
AASFL 2022-1	Credit Linked Note - Class B, 15.40% (1M EURIBOR + 12.50%, 12/27/2030) ⁽¹²⁾	11/22/22	3,100,000	3,192,845	3,362,105	0.63%
CRAFT 2022-1A	Credit Linked Note, 16.31% (SOFR + 12.00%, 04/21/2032)	10/26/22	4,300,000	4,300,000	4,325,800	0.82%
LOFT 2022-1A	Note - Class C, 21.97% (SOFR + 19.00%, 02/28/2032)	08/22/22	1,700,000	1,700,000	1,674,500	0.32%
PXL 2022-1	Junior Credit Linked Note, 15.89% (3M EURIBOR + 12.875%, 12/29/2029) ⁽¹²⁾	12/16/22	3,800,000	4,025,340	4,121,290	0.78%
Boreal Series 2022-2	Guarantee Linked Note - Class F, 17.99% (3M CDOR + 13.00%, 02/20/2028) ⁽¹⁴⁾	11/30/22	4,550,000	3,382,020	3,366,838	0.64%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 12.67% (SOFR + 10.25%, 11/10/2027)	10/12/22	3,800,000	3,800,000	3,796,200	0.72%
Standard Chartered 7	Note - Class B, 14.89% (SOFR + 11.00%, 04/25/2031)	10/07/22	6,100,000	6,100,000	6,008,500	1.13%
				29,194,400	29,583,518	5.59%

Bank Debt Term Loan ⁽⁴⁾ ⁽⁵⁾
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 10.33% (3M LIBOR + 5.50%, 11/20/2025)	03/02/21	564,417	545,706	333,006	0.06%

Common Stock ⁽⁴⁾
Financial Services
i40, LLC	Common Stock	01/30/23	831,056	831,056	831,056	0.16%
Lender MCS Holdings, Inc.	Common Stock	08/12/22	589	-	19,143	0.00%

Leisure
All Day Holdings LLC	Common Stock	08/19/22	560	-	8	0.00%

Oil & Gas
McDermott International Ltd	Common Stock	12/31/20	243,875	126,820	70,724	0.01%
				957,876	920,931	0.17%

Corporate Bonds ⁽⁵⁾
Communication Services
DISH Network Corp	Secured, 11.75% (11/15/2027) ⁽⁴⁾	01/17/23	1,000,000	1,019,495	966,250	0.18%

Financial Services
i40, LLC	Senior Unsecured, 8.50% (12/05/2028) ⁽⁴⁾	01/30/23	1,939,131	1,939,131	1,939,131	0.37%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp	Second Lien, 11.75% (04/15/2026) ⁽⁴⁾	06/15/21	566,000	583,535	592,121	0.11%

Pipelines
NGL Energy Partners LP / NGL Energy Finance Corp	Senior Unsecured, 6.13% (03/01/2025)	06/24/21	1,010,000	959,321	906,475	0.17%

Transportation
Seaspan Corp	Senior Unsecured, 5.50% (08/01/2029) ⁽⁴⁾	07/09/21	901,000	889,710	703,906	0.13%
				5,391,192	5,107,883	0.96%
Warrants ⁽⁴⁾
Oil & Gas
GAC Holdco Inc	Warrant	10/18/21	502	26,355	213,350	0.04%

Total investments at fair value as of March 31, 2023				$902,812,361	$715,825,508	135.11%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
Liabilities at fair value ⁽¹⁵⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(30,724,793)	-5.80%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(81,948,100)	-15.47%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(40,634,100)	-7.67%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,447,319)	(45,406,358)	-8.57%
Total liabilities at fair value as of March 31, 2023				$(224,971,119)	$(198,713,351)	-37.51%

Net assets above (below) fair value of investments and liabilities at fair value					12,717,072

Net assets as of March 31, 2023					$529,829,229

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of March 31, 2023, the aggregate fair value of these securities is $714.9 million, or 134.93% of the Company’s net assets.
(5)	CLO debt, asset backed security, bank debt term loan and corporate bond investments reflect interest rates as of the reporting date.
(6)	As of March 31, 2023, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity, loan accumulation facility and asset backed security investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of March 31, 2023, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 15.82%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 15.83%.
(9)	As of March 31, 2023 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of March 31, 2023, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment principal amount is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	Investment principal amount is denominated in CAD.
(15)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock utilizing the fair value option election under ASC Topic 825.Accordingly, the aforementioned notes and preferred stock are carried at their fair value.See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:
	EUR	Euro
	EURIBOR	Euro London Interbank Offered Rate
	SOFR	Secured Overnight Financing Rate
	LIBOR	London Interbank Offered Rate
	CAD	Canadian Dollar
	CDOR	Canadian Dollar Offered Rate

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of March 31, 2023, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of March 31, 2023, Sub I and Sub II represent 43.9% and 4.2% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

Wells Fargo Bank, National Association serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of the Company’s portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Joint Venture (“JV”) investments held by the company are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity, LAFs and Asset Backed Securities (“ABS”), the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, non-binding price indications from brokers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of March 31, 2023, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of March 31, 2023.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,093,245	$27,331,125	$(1,142,805)	$26,188,320

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), the 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”), and 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, ABS, bank debt term loans and corporate bonds is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt, ABS, bank debt term loans and corporate bonds is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt, ABS, bank debt term loans and corporate bonds. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the investment. To the extent the Company does not believe it will be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the three months ended March 31, 2023 was $0.9 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 6.50% Series C Term Preferred Stock and interest paid associated with its Unsecured Notes.

Interest expense also includes the Company’s amortization of original issue premiums associated with its Series C Term Preferred Stock.

The following table summarizes the components of interest expense for the three months ended March 31, 2023:

	Series C Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$882,602	$542,085	$1,253,047	$756,843	$3,434,577
Amortization of issuance premium	(26,164)	-	-	-	(26,164)
Total interest expense	$856,438	$542,085	$1,253,047	$756,843	$3,408,413

The Company’s Series C Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of March 31, 2023.

See Note 6 “Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to preferred stock issuances and Unsecured Notes issuances, respectively.

Original Issue Premiums

Original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series C Term Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the term of the Series C Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense within interest expense in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

As of March 31, 2023, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $11.2 million. This account is classified as Level I in the fair value hierarchy.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2023, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$962,801,667

Gross unrealized appreciation	$9,368,859
Gross unrealized depreciation	(256,345,018)
Net unrealized depreciation	$(246,976,159)

For the three months ended March 31, 2023, the Company incurred $25,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

For the three months ended March 31, 2023, the Company paid distributions on common stock with record dates during 2023 of $24.0 million or $0.42 per share. In addition, on January 24, 2023, the Company paid a special distribution on common stock to stockholders of record on December 23, 2022 of $27.4 million or $0.50 per share.

For the three months ended March 31, 2023, the Company declared and paid dividends on the Series C Term Preferred Stock of $0.9 million or approximately $0.41 per share of the Series C Term Preferred Stock.

For the three months ended March 31, 2023, the Company declared and paid dividends on the Series D Preferred Stock of $0.5 million or approximately $0.42 per share of the Series D Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2023:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Cash Equivalents	$11.2	$-	$-	$-	$11.2

Investments at Fair Value
CLO Debt	$-	$54.5	$-	$-	$54.5
CLO Equity	-	-	593.9	-	593.9
Loan Accumulation Facilities	-	-	31.3	-	31.3
Asset Backed Securities	-	-	29.6	-	29.6
Bank Debt Term Loan	-	0.3	-	-	0.3
Common Stock	-	0.1	-	0.8	0.9
Corporate Bonds	-	3.2	-	1.9	5.1
Warrants	-	0.2	-	-	0.2
Total Investments at Fair Value (1)	$-	$58.3	$654.7	$2.8	$715.8
Total Assets at Fair Value (1)	$11.2	$58.3	$654.7	$2.8	$727.0

Liabilities at Fair Value
Series 2028 Notes	$30.7	$-	$-	$-	$30.7
Series 2029 Notes	81.9	-	-	-	81.9
Series 2031 Notes	40.6	-	-	-	40.6
Series C Term Preferred Stock	45.4	-	-	-	45.4
Total Liabilities at Fair Value (1)	$198.7	$-	$-	$-	$198.7

(1) Amounts may not foot due to rounding.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

The changes in investments classified as Level III are as follows for the three months ended March 31, 2023:

Change in Investments Classified as Level III (in millions)

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	Total
Balance as of January 1, 2023	$551.1		$25.8		$29.5	$606.4
Purchases of investments	49.9	(1)	8.3		-	58.2
Proceeds from sales or maturity of investments	(12.3	)(2)	(2.9	)(1)	-	(15.2)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	5.2		0.1		0.1	5.4
Balance as of March 31, 2023 (3) (4)	$593.9		$31.3		$29.6	$654.7
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2023	$4.9		$-		$0.1	$5.0

(1)	Includes $2.9 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $12.2 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	There were no transfers into or out of level III investments during the period.
(4)	Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

Valuation of Asset Backed Securities

ABS held by the Company are generally valued using the mid-point of a non-binding indicative broker quotation as of the reporting date. The Adviser categorizes ABS held by the Company as Level III investments as an active market does not exist as of the reporting date and the broker quotations utilized in the valuation are considered to be an unobservable input.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of March 31, 2023. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of March 31, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$576.4	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 8.99%
			Annual Prepayment Rate (2) (3)	20% - 25%
			Reinvestment Spread	3.31% - 5.21% / 3.61%
			Reinvestment Price (2)	98.00% - 99.50%
			Recovery Rate	66.57% - 70.00% / 69.41%
			Expected Yield	6.01% - 70.22% / 25.96%

Asset Backed Securities	29.6	Indicative Broker Quotation	Broker Quotation	98.50% - 100.60% / 99.69%

Total Fair Value of Level III Investments (4)	$605.9

(1) Weighted average calculations are based on the fair value of investments.
(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3) 0% is assumed for defaulted and non-performing assets.
(4) Amounts may not foot due to rounding.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $31.3 million have been excluded from the preceding table. Additionally, the preceding table excludes $17.5 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Bank Debt Term Loans, Common Stock, Corporate Bonds and Warrants

Bank debt term loans, common stock, corporate bonds and warrants held by the Company are generally valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans, common stock, corporate bonds and warrants held by the Company as Level II investments as an active market exists as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes in an unconsolidated entity that invests directly or indirectly in certain corporate debt obligations and other opportunistic, credit-oriented investments consistent with the Company’s investment objectives and strategies. The Company values the JV using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than the NAV of the investment.

Valuation of Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Company is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

LIBOR Risk

Certain CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which the Company invests typically obtain financing at, a floating rate based on LIBOR. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Company’s net investment income and portfolio returns until such mismatch is corrected or minimized. As of the date hereof, certain senior secured loans have transitioned to utilizing SOFR based interest rates and certain CLO debt securities have also transitioned to SOFR.

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Company invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Company) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Company invests. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the CLOs in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Russia Risk

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Company.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests, or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2023

(Unaudited)

therefore, the performance of the Company).